Individual Variable Annuity Application       Annuity Name: RetireReady(SM) Bonus NY Variable Annuity
Genworth Life Insurance Company of New York   Guarantee Account may not be available with all optional riders.

1. Owner (Name or name
of trust)
(Last, First, M.)                              Social Security                                Gender
                                               No./TIN
                                                                                              [ ] M  [ ] F

Address                   Trustee Name                              Telephone no.

City                      State                Zip code             Date of birth or trust
                                                                    date (mm-dd-yyyy)

Joint Owner: Name                              Social Security                                Gender
(Last, First, M.)                              No./TIN
                                                                                              [ ] M  [ ] F

Address  Same as                                                    Telephone no.
Owner [ ]

City                      State                Zip code             Date of birth
                                                                    (mm-dd-yyyy)

2. Annuitant
(Last, First, M.)  Same                        Social Security                                Gender
as Owner [ ]                                   No./TIN
                                                                                              [ ] M  [ ] F
Address                                                             Telephone no.
City                      State                Zip code             Date of birth
                                                                    (mm-dd-yyyy)
Joint Annuitant: Name                          Social Security                                Gender
(Last, First, M.)  Same                        No./TIN
as Joint Owner [ ]
                                                                                              [ ] M  [ ] F
Address                                                             Telephone no.

City                      State                Zip code             Date of birth
                                                                    (mm-dd-yyyy)
3. Beneficiary (Name or
name of trust)
Primary Beneficiary:                           Trustee Name                                   Allocated
(Last, First, M.)
                                                                                                      %
Date of birth or trust    Relationship to the                       Social Security           Gender
date (mm-dd-yyyy)         Owner                                     No./TIN (if known)
                                                                                              [ ] M  [ ] F

Additional Beneficiary:   Name (Last, First,                        [ ] Primary               Allocated
                          M.)
                                                                    [ ] Contingent                    %
Date of birth or trust    Relationship to the                       Social Security           Gender
date (mm-dd-yyyy)         Owner                                     No./TIN (if known)
                                                                                              [ ] M  [ ] F

Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]

4. Plan Information

Purchase Payment: Minimum Purchase Payment: $10,000 ($2,000 for an IRA)

Total Amount Submitted                     Estimated Purchase Payment for
with Application:    $____________________ 1035 Exchange(s) or Transfer(s)    $____________________

Contract Type: Please select one contract type and the appropriate source of purchase payment.

   [ ] Non-Qualified

   [ ] Qualified    IRA SEP  Roth TSA/403(b) Pension** Profit   Other     *   Does not apply to reinvested SEP
                        IRA* IRA  Annuity              Sharing/ Qualified     amounts. Your SEP is an IRA. Check
   Contract                                            401(k)** Plan          applicable Transfer, Rollover or
   Types                                                                      Conversion circle in the IRA
                                                                              Section.
                                                                          **  Investment Only

Source of           [ ] [ ]  [ ]                                          New Contribution for Tax Year __________
Purchase                                                                  Recharacterization:
Payment:                                                                  [ ] Yes  [ ] No
(Select One)
                    [ ]      [ ]  [ ]        [ ]       [ ]      [ ]       Direct Transfer
                    [ ]      [ ]  [ ]        [ ]       [ ]      [ ]       Customer Rollover
                    [ ]           [ ]        [ ]       [ ]      [ ]       Direct Rollover
                                                                          From [ ] 401(a) [ ] Gov't 457
                                                                          Plan [ ] 401(k) [ ]TSA/403(b) [ ] Other ______
                    [ ]      [ ]                                          Conversion/Reconversion
                    [ ]      [ ]  [ ]        [ ]       [ ]      [ ]       Other _______________


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

        Options below are available for RetireReadySM Bonus NY Variable Annuity

5. Optional Benefits

The following benefits may be unavailable to Annuitant(s) of a certain age. Please see the prospectus for more information.

Death Benefit:

   [ ] Annual Step-up

Living Benefits: (Only one of the three living benefit riders may be selected)

   [ ] Lifetime Income Plus 2007/1/                                 [ ] Payment OptimizerPlus/2/
    (Guaranteed Minimum Withdrawal Benefit for Life Rider)              (Payment Protection Variable Annuity Rider)

  Choose Your Investment and Rebalancing Strategy/3 /by selecting ONE of the following: Option 1 or Option 2
                           DO NOT COMPLETE SECTION 9

OPTION 1                                 OPTION 2
Select one or more Designated            [ ]  100% Asset Allocation Model C - Moderate
Subaccounts, allocations must total
100%.
Use whole percentages only.

[ ]_____% allocated to BlackRock Global
Allocation V.I. Fund - Class III Shares
[ ]_____% allocated to Fidelity VIP
Balanced Portfolio - Service Class 2
[ ]_____% allocated to Franklin Income
Securities Fund - Class 2 Shares
[ ]_____% allocated to GE Investments
Funds, Inc. - Total Return Fund - Class
3
[ ]_____% allocated to Janus Aspen
Series - Balanced Portfolio - Service
Shares
[ ]_____% allocated to MFS(R) Total
Return Series - Service Class Shares
[ ]_____% allocated to Oppenheimer
Balanced Fund/VA - Service Shares
[ ]_____% allocated to The Universal
Institutional Funds, Inc. - Equity and
Income Portfolio - Class II
[ ]_____% allocated to XTF Advisors
Trust - ETF 60 Portfolio - Class II
Shares
  _____Total (must = 100%)

--------
/1/ We reserve the right to not adjust the withdrawal base and/or the rider death benefit for any additional purchase payments. We will provide
      30-day written notice prior to such action. This rider may not be terminated.
/2/ We reserve the right to exclude additional purchase payments from being applied to the benefit base. We will provide 30-day written notice prior to such action. This rider may not be terminated.
/3/ To receive the full benefits provided by the riders, you must invest all purchase payments and allocations in accordance with the prescribed Investment and Rebalancing Strategy. If you fail to follow the prescribed Investment and Rebalancing Strategy both before and after the Income
      Start Date (for Payment Optimizer Plus) or the Annuity Commencement Date (for Lifetime Income Plus 2007), there will be a reduction in the benefits provided by the applicable rider. On a monthly basis, we will rebalance contract value to the subaccounts in accordance with the percentages that you have chosen for the Designated Subaccounts or in accordance with the allocations that comprise Asset Allocation Model C.
      In addition, we will rebalance your contract value on any valuation day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of contract value, unless you instruct us otherwise.

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

      Options below are available for RetireReady(SM) Bonus NY Variable Annuity

6. Owner Signature(s) PLEASE READ CAREFULLY

If you have elected an Asset Allocation Model or one of the following rider options - Lifetime Income Plus 2007 or Payment Optimizer Plus - by signing the application, you acknowledge and certify that:

1. I have discussed this product with my investment professional and/or tax adviser and believe the selections meet my insurance needs, financial objectives and risk tolerance.

2. By signing this application, I acknowledge that I intend to enter into an investment advisory agreement with Genworth Financial Asset Management
    (GFAM), the investment adviser in connection with the Asset Allocation Models, and an agreement will be mailed to me with my annuity contract. If I have elected one of the rider options, I understand that I will have a limited period of time after receipt of such agreement and contract to cancel such agreement and contract without penalty.

3. I have received the applicable product prospectus, which describes the variable annuity, the rider options, the available investment options and the Asset Allocation Models, and GFAM's advisory brochure, which provides additional information about GFAM and the Asset Allocation Models, and I understand this product meets my financial needs.

4. I am directing my purchase payments and any contract value thereafter to be allocated within any Asset Allocation Model I have selected. I also will direct any subsequent purchase payments, if permitted by contract, or any riders or endorsements thereto, to be allocated in accordance with such Asset Allocation Model, as it may be modified from time to time, unless I instruct Genworth Life of New York in writing as stated in the contract.

5. I may utilize investment tools made available by Genworth Life of New York for selecting an Asset Allocation Model. I understand that it is my decision, in consultation with my investment professional, to select a model. I also understand that Genworth Life of New York is not responsible for this decision.

6. I understand that participation in the Asset Allocation Program is no guarantee against market loss.

7. I understand that the Asset Allocation Models will be analyzed from time to time and, as a result, investment options may be added or deleted from a model, and/or the weightings of the investment options may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that the Asset Allocation Models may be updated from time to time. Pursuant to the investment advisory agreement with GFAM, I will grant GFAM limited discretionary investment authority to periodically make changes in the portfolio investment options and to instruct Genworth Life of New York to allocate and reallocate my contract value in accordance with the Asset Allocation Model I have selected. GFAM can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although I understand that GFAM may assume consent if it provides me advance notice and I do not object. (For purposes of the preceding sentence, "transfer" means "assign" as interpreted under the Investment Advisers Act of 1940.)

8. I understand that I will receive transaction confirmations of any Asset Allocation Model updates, which will occur at least annually.

9. I will promptly notify my investment professional if my financial situation and my risk profile changes in order to determine if I need to change to a different Asset Allocation Model. In addition, I acknowledge that I should periodically review my financial situation and risk profile, in consultation with my investment professional, in order to determine if I need to change any Asset Allocation Model that I have selected.

10. I understand that I may withdraw from the Asset Allocation Model at any time, however, if I purchase Lifetime Income Plus 2007 or Payment Optimizer Plus, my benefit under such riders will be reduced by 50% unless I allocate my contract value to a Designated Subaccount or reset to the current Asset Allocation Model.

11. I understand that, should Genworth Life of New York be able to terminate the Asset Allocation Program, even in connection with the riders, Genworth Life of New York may cease making the Asset Allocation Program available at any time. Genworth Life of New York has no contractual obligation to continue the program.

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

Will the proposed annuity replace and/or change any existing annuity or
insurance contracts?                                         [ ] Yes  [ ] No

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.

Owner (sign as Trustee if Owner is a Trust)                  Application signed in NY  Date of signature (mm-dd-yyyy)

Annuitant (required if other than Owner)                     Application signed in NY  Date of signature (mm-dd-yyyy)

Joint Owner/Annuitant                                        Application signed in NY  Date of signature (mm-dd-yyyy)


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

      Options below are available for RetireReady(SM) Bonus NY Variable Annuity

7. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION

Do you have reason to believe that the proposed annuity will replace any
existing annuity or insurance contract(s)?                     [ ] Yes  [ ] No

All Regulation 60 requirements must be fulfilled prior to completing this application.

Representative Name*                                  Social Security No./TIN

Broker/Dealer or Firm Name      Client Account No.             Email Address

Address                         City                           State              Zip Code

Telephone No.                   Fax No.

                                                               Commission Option: [ ] NT  [ ] T  [ ] L  [ ] NT2

Representative
Signature

--------
* Use a separate sheet or Section 8 below for split commissions. Please provide all agent information listed above including commission split percentages.
    Use ONLY WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.

8. Remarks

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

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

     Options below are available for RetireReady (SM) Bonus NY Variable Annuity

9. Purchase Payment Allocation

If you have elected one of these two living benefit riders (Lifetime Income Plus 2007 or Payment Optimizer Plus) do not complete this section.

Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. Elect ONE asset allocation model (100% allocation.)

Choose only ONE Asset Allocation Model below:

If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.

  [ ] 100% Model A   [ ] 100% Model B              [ ] 100% Model C   [ ] 100% Model D            [ ] 100% Model E
      Conservative       Moderately Conservative       Moderate           Moderately Aggressive       Aggressive

AIM Variable Insurance Funds           GE Investments Funds, Inc.                  Genworth Life & Annuity Guarantee
                                                                                   Account
(A I M Advisors, Inc.)                 (GE Asset Management Incorporated)          Limited to 25% of Purchase Payment.
______% AIM V.I. International Growth  ______% Mid-Cap Equity Fund                 ______% 1 yr guarantee period
        Fund - Ser II Shrs
                                       ______% Money Market Fund                   ______% 6 yr guarantee period
AllianceBernstein Variable Products
Series Fund, Inc.
(AllianceBernstein L.P.)               ______% S&P 500(R) Index Fund*              Enhanced Rate Guarantee Account
______% AllianceBernstein              ______% Total Return Fund - Class 3 Shrs    DCA instructions are required, please
        International Value                                                        complete form 15351A.
        Portfolio - Class B            Janus Aspen Series                          ______% 12 Month
                                       (Janus Capital Management LLC)              ______% 6 Month
BlackRock Variable Series Funds, Inc.
(BlackRock Advisors, LLC)              ______% Balanced Portfolio - Svc Shrs       Interest Sweep  [ ] Yes  [ ] No
______% BlackRock Global Allocation    ______% Forty Portfolio - Svc Shrs          Will be transferred Quarterly unless
        V.I. Fund -                                                                another interval is indicated.

        Class III Shrs                 MFS(R) Variable Insurance Trust
Columbia Funds Variable Insurance      (Massachusetts Financial Services           [ ] Monthly  [ ] Semi-Annually
Trust I                                Company)                                    [ ] Annually
(Columbia Management Advisors, LLC)    ______% MFS(R) Total Return Series - Svc
                                               Class Shrs

______% Columbia Marsico               Oppenheimer Variable Account Funds
        International Opportunities    (OppenheimerFunds, Inc.)
        Fund, Variable Series - Class
        B
                                       ______% Oppenheimer Balanced Fund/VA - Svc
Eaton Vance Variable Trust                     Shrs
(Eaton Vance Management)               ______% Oppenheimer Main Street Small Cap
______% VT Floating-Rate Income Fund           Fund/VA - Svc Shrs

                                       PIMCO Variable Insurance Trust
Fidelity Variable Insurance Products
Fund(VIP)
(Fidelity Management & Research        (Pacific Investment ManagementCompany LLC)
Company)
______% VIP Balanced Portfolio - Svc   ______% Long-Term U.S. Government
        Class 2                                Portfolio - Adm Class Shrs
______% VIP Contrafund(R) Portfolio -
        Svc Class 2
______% VIP Equity-Income Portfolio -  ______% Low Duration Portfolio - Adm Class
        Svc Class 2                            Shrs
______% VIP Mid Cap Portfolio - Svc    ______% Total Return Portfolio - Adm Class
        Class 2                                Shrs

______% VIP Investment Grade Bond      The Prudential Series Fund
        Portfolio - Svc
        Class 2                        (Prudential Investments LLC)

Franklin Templeton Variable Insurance  ______% Jennison 20/20 Focus Portfolio -
Products Trust                                 Class II
(Franklin Advisers, Inc.)              ______% Natural Resources Portfolio -
                                               Class II

______% Franklin Income Securities     The Universal Institutional Funds, Inc.
        Fund - Class 2 Shrs
(Franklin Mutual Advisers, LLC)        (Morgan Stanley Investment Management
                                       Inc)
______% Mutual Shares Securities Fund  ______% Equity and Income Portfolio Class
        - Class 2 Shrs                         II

(Templeton Global Advisors Limited)    Van Kampen Life Investment Trust
______% Templeton Growth Securities    (Van Kampen Asset Management Inc.)
        Fund - Class 2 Shrs
                                       ______% Comstock Portfolio - Class II
                                               Shrs

                                       XTF Advisors Trust
                                       ______% ETF 60 Portfolio Class II

--------
* "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

10. Mailing Instructions

Regular / First Class Mail: Genworth Life Insurance Company of New York, Annuity New Business, P.O. Box 85093, Richmond, VA 23285-5093
For Inquiries and/or Questions: Toll free: 800 313.5282
Overnight / Express Mail: Genworth Life Insurance Company of New York, Annuity New Business, 6610 West Broad Street, Richmond, VA 23230-1702

                                                          Art Edition: 05/01/07
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